UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   April, 2004
                Date of Report (Date of earliest event reported)

                   CANADIAN DERIVATIVES CLEARING CORPORATION
             (Exact name of registrant as specified in its charter)

                                Ontario, Canada
                 (State or other jurisdiction of Incorporation)

                                    2-69458
                            (Commission File Number)

                                      N.A.
                       (IRS Employer Identification No.)

           800 Victoria Square, P.O. Box 61, Montral, Quebec, Canada
                                    H4Z 1A9
               (Address of principal executive offices)(Zip Code)

                                    2-69458
               Registrant's telephone number, including area code

                                      N.A.
         (Former name or former address, if changed since last report.)

Item 7. Financial Statement and Exhibits.

(c)     Exhibits        Page

1. List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of April 30, 2004.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


By: /s/ Michel Favreau
   ----------------------------------
    Name:   Michel Favreau
    Title:  Senior Vice President and
            Chief Clearing Officer

Date: May 2, 2004